MERRILL LYNCH INDEX FUNDS, INC.

                    Supplement dated November 14, 2001 to the
                        Prospectus dated May 4, 2001 and
                        Supplement dated November 5, 2001


         Effective immediately, the first paragraph under the sidebar in the Prospectus captioned "About the Portfolio Managers" beginning on page 15 is deleted in its entirety and replaced by the following:

                  The S&P 500 Index Fund, International Index Fund and Small Cap Index Fund are managed by the Merrill Lynch Investment Managers Index Management Team.

         The International Index Fund has changed its investment objective and, effective on or about December 1, 2001, will seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index in U.S. dollars with net dividends (the "EAFE Index") as closely as possible before the deduction of Fund expenses. The weighting of the EAFE Index among countries is based upon each country's relative market capitalization, rather than its gross domestic product. This differs from the GDP-weighted version of the index, which the Fund previously sought to match.

         During the period from December 1, 2001 through April 30, 2002, Morgan Stanley Capital International, Inc. will produce a "standard" version of the EAFE Index based on old index calculation methodologies that are being phased out, and a "provisional" version of the EAFE Index based on new index calculation methodologies that are being introduced and which will become the exclusive methodologies used by Morgan Stanley Capital International, Inc. to calculate the EAFE Index as of May 1, 2002. The Fund will seek to match the performance of the "provisional" version of the EAFE Index during the interim period.

         Effective on or about December 1, 2001, the first paragraph in the Prospectus under the heading "International Index Fund" beginning on page 19 is deleted in its entirety and replaced with the following:

                  The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the U.S. Companies included in the EAFE Index are selected from among the larger capitalization companies in these markets. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country's relative market capitalization and not its gross domestic product, which means that the index contains more companies from countries with the largest capital markets (like Japan and the United Kingdom) and these countries have the most effect on the index's performance. The stocks in the EAFE Index are chosen by Morgan Stanley Capital International, Inc. ("Morgan Stanley"). Morgan Stanley chooses stocks for inclusion in the EAFE Index based on market capitalization, trading activity and the overall mix of industries represented in the index, among other factors. The EAFE Index is generally considered broadly representative of the performance of stocks traded in the international markets. Morgan Stanley's selection of a stock for the EAFE Index does not mean that Morgan Stanley believes the stock to be an attractive investment.





CODE #19003-0501ALL

                         MERRILL LYNCH INDEX FUNDS, INC.

                    Supplement dated November 14, 2001 to the
              Statement of Additional Information dated May 4, 2001
                      and Supplement dated November 5, 2001


         Effective immediately, the section in the Statement of Additional Information captioned "Management of the Funds" beginning on page 22 is amended as follows:

         The biographical information of Eric S. Mitofsky is deleted in its entirety.

         Effective on or about December 1, 2001, the first, second and last paragraphs contained in the Statement of Additional Information under the heading "International Index Fund" on page 4 are deleted in their entirety and replaced with the following:

                  The investment objective of the International Index Fund is to match the performance of the provisional version of the Morgan Stanley Capital International Europe, Australasia and Far East Capitalization Weighted Index in U.S. dollars with net dividends (the "EAFE Index") as closely as possible before the deduction of Fund expenses. There can be no assurance that the investment objective of the Fund will be achieved.

                  The Fund seeks to achieve its investment objective by investing all of its assets in the Master International (Capitalization Weighted) Index Series of the Trust ("Master International Index Series"), which has the same investment objective as the Fund. The following is a description of the investment policies of the International Index Fund.

                  The EAFE Index is composed of equity securities of approximately 1,000 companies from various industrial sectors whose primary trading markets are located outside the United States and which are selected from among the larger capitalization companies in such markets. A company's stock market capitalization is the total market value of its outstanding shares. The countries currently included in the EAFE Index are Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Italy, Japan, Malaysia, The Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom. The weighting of the EAFE Index among these countries is based upon each country's relative market capitalization. (Gross Domestic Product (GDP) is the basis for country weightings in another version of the EAFE Index. Relative market capitalization is historically more volatile than relative GDP, so weightings among countries tends to change more over time in a capitalization-weighted index than as is the case in a GDP-weighted index.)

         Effective on or about December 1, 2001, all references to International (GDP Weighted) Index Series under the heading "Additional Information Concerning the Indices - EAFE Index" on page 19 of the Statement of Additional Information are replaced with Master International Index Series.





CODE # 19004-05-01ALL